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                                                                   EXHIBIT 10.32


                                                                  EXECUTION COPY


                                SECOND AMENDMENT

     SECOND AMENDMENT, dated as of November 25, 2002 (this "Amendment"), to the FIVE-YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT AGREEMENT, dated as of November 28, 2001 (as amended by the First Amendment thereto, dated as of July 25, 2002, the "Credit Agreement"), among RAYTHEON COMPANY, a Delaware corporation (the "Borrower"), RAYTHEON TECHNICAL SERVICES COMPANY, a Delaware corporation, and RAYTHEON AIRCRAFT COMPANY, a Kansas corporation, each as a Guarantor (in such capacity, each a "Guarantor" and, collectively, the "Guarantors"), the several Lenders from time to time parties thereto (the "Lenders"), J.P. MORGAN SECURITIES INC. and BANC OF AMERICA SECURITIES LLC, as joint lead arrangers and joint bookrunners (in such capacity, the "Arrangers"), BANK OF AMERICA, N.A., as syndication agent (in such capacity, the "Syndication Agent"), CITICORP USA, INC., CREDIT SUISSE FIRST BOSTON and MIZUHO FINANCIAL GROUP, as documentation agents (in such capacity, each a "Documentation Agent" and, collectively, the "Documentation Agents"), and JPMORGAN CHASE BANK, as administrative agent (in such capacity, the "Administrative Agent" and, collectively with the Syndication Agent and the Documentation Agents, the "Agents") for the Lenders.


                              W I T N E S S E T H:

     WHEREAS, pursuant to the Credit Agreement, the Borrower has requested that the Lenders, and the Lenders have agreed, to extend credit to the Borrower subject to the terms and conditions contained therein;

     WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement in certain ways; and

     WHEREAS, the Lenders and the Borrower desire to amend the Credit Agreement in the manner specified herein.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

          1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

          2. Amendments to Section 1.01 of the Credit Agreement (Defined Terms).

          (a) The definition of "L/C Commitment" appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting "$300,000,000" appearing in clause (i) thereof and by inserting, in lieu thereof, "$500,000,000".

          (b) The definition of "364-Day Credit Agreement" appearing in Section
     1.01 of the Credit Agreement is hereby amended by (i) deleting such definition in its entirety and (ii) inserting in lieu thereof the following:



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          "364-Day Credit Agreement" shall mean the 364-Day Credit Agreement, dated as of November 27, 2002, as amended and in effect from time to time, among the Borrower, Raytheon Technical Services Company, a Delaware corporation, and Raytheon Aircraft Company, a Kansas corporation, each as a Guarantor, the several lenders from time to time parties thereto and JPMorgan Chase Bank, as the administrative agent, or any refinancing or replacement thereof.

          3. Amendment to Section 8 of the Credit Agreement (Events of Default).
     Section 8(f) of the Credit Agreement is hereby amended by inserting, immediately following the appearance of the term "Indebtedness" in clause
     (i) thereof, the parenthetical "(excluding guarantees, which are covered by clause (ii) below)".

          4. Affirmation of Guarantee. Each Guarantor hereby consents to the foregoing amendment to the Credit Agreement set forth herein and reaffirms its obligations under the Guarantee provided by such Guarantor pursuant to
     Article X of the Credit Agreement.

          5. Conditions to Effectiveness. This Amendment shall become effective on the date (the "Amendment Effective Date") on which (i) the Borrower, each Guarantor and the Required Lenders shall have executed and delivered this Amendment to the Administrative Agent and (ii) all capital, yield and other amounts outstanding to the Purchasers (as defined below) and the agents under the Fourth Amended and Restated Purchase and Sale Agreement, dated as of March 8, 2002, as amended, among Raytheon Aircraft Credit Corporation, Raytheon Aircraft Receivables Corporation and the existing purchasers thereunder (the "Purchasers") shall have been paid in full and all commitments thereunder shall have been terminated in full, except that Bank of America, N.A., may retain an outstanding amount of capital and a commitment thereunder each in the amount of $1,000,000.

          6. Representation and Warranties. To induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Lenders as of the Amendment Effective Date that:

               (a) Reaffirmation. As of the date hereof and after giving effect to this Amendment, the representations and warranties set forth in
          Article IV of the Credit Agreement are true and correct in all material respects; and

               (b) No Default. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

          7. Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all its respective out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Amendment and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.



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          8. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

          9. Severability; Headings. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The section and subsection headings used in this Amendment are for convenience of reference only and are not to affect the construction hereof or to be taken into consideration in the interpretation hereof.

          10. Continuing Effect of Other Documents. This Amendment shall not constitute an amendment or waiver of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Lenders or the Administrative Agent. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

          11. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.



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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered in New York, New York by their proper and duly authorized officers as of the day and year first above written.


                                       RAYTHEON COMPANY,
                                       as the Borrower


                                       By:______________________________
                                       Name:
                                       Title:


                                       RAYTHEON TECHNICAL SERVICES COMPANY,
                                       as a Guarantor


                                       By:______________________________
                                       Name:
                                       Title:


                                       RAYTHEON AIRCRAFT COMPANY,
                                       as a Guarantor


                                       By:______________________________
                                       Name:
                                       Title:


                                       JPMORGAN CHASE BANK,
                                       as Administrative Agent and as a Lender


                                       By:______________________________
                                       Name:
                                       Title:



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                                       BANK OF AMERICA, NATIONAL ASSOCIATION
                                       as a Lender


                                       By:______________________________
                                       Name:
                                       Title:



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                                       CITICORP USA, Inc.,
                                       as a Lender


                                       By:______________________________
                                       Name:
                                       Title:



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                                       CREDIT SUISSE FIRST BOSTON,
                                       as a Lender


                                       By:______________________________
                                       Name:
                                       Title:


                                       By:______________________________
                                       Name:
                                       Title:



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                                       MIZUHO CORPORATE BANK, LTD.,

                                       as a Lender


                                       By: ______________________________
                                       Name:
                                       Title:



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                                       SOCIETE GENERALE- CHICAGO BRANCH,
                                       as a Lender


                                       By:______________________________
                                       Name:
                                       Title:



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                                       THE BANK OF NOVA SCOTIA,

                                       as a Lender


                                       By:______________________________
                                       Name:
                                       Title:



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                                       BARCLAYS BANK PLC,
                                       as a Lender


                                       By:______________________________
                                       Name:
                                       Title:



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                                       BNP PARIBAS,
                                       as a Lender


                                       By:______________________________
                                       Name:
                                       Title:



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                                       COMMERZBANK AG, NEW YORK AND
                                       GRAND CAYMAN BRANCHES,
                                       as a Lender


                                       By:______________________________
                                       Name:
                                       Title:


                                       By:______________________________
                                       Name:
                                       Title:



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                                       FLEET NATIONAL BANK,
                                       as a Lender


                                       By:______________________________
                                       Name:
                                       Title:



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                                       WACHOVIA BANK, N.A.,
                                       as a Lender


                                       By:______________________________
                                       Name:
                                       Title:



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                                       LEHMAN COMMERCIAL PAPER INC.,
                                       as a Lender


                                       By:______________________________
                                       Name:
                                       Title:



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                                       BANK OF TOKYO - MITSUBISHI TRUST COMPANY,
                                       as a Lender


                                       By:______________________________
                                       Name:
                                       Title:



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                                       BANK ONE, NA (MAIN OFFICE CHICAGO),
                                       as a Lender


                                       By:______________________________
                                       Name:
                                       Title



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                                       BAYERISCHE LANDESBANK GIROZENTRALE,
                                       CAYMAN ISLANDS BRANCH,
                                       as a Lender


                                       By:______________________________
                                       Name:
                                       Title:


                                       By:______________________________
                                       Name:
                                       Title:



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                                       CREDIT LYONNAIS NEW YORK BRANCH,
                                       as a Lender


                                       By:______________________________
                                       Name:
                                       Title:



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                                       MELLON BANK, N.A.,
                                       as a Lender


                                       By:______________________________
                                       Name:
                                       Title:



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                                       UBS AG, STAMFORD BRANCH,
                                       as a Lender


                                       By:______________________________
                                       Name:
                                       Title:



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                                       WESTDEUTSCHE LANDESBANK GIROZENTRALE,
                                       NEW YORK BRANCH,
                                       as a Lender


                                       By:______________________________
                                       Name:
                                       Title:


                                       By:______________________________
                                       Name:
                                       Title:



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                                       THE BANK OF NEW YORK,
                                       as a Lender


                                       By:______________________________
                                       Name:
                                       Title:



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                                       BANCA NAZIONALE DEL LAVORO S.p.A.,
                                       New York Branch,
                                       as a Lender


                                       By:______________________________
                                       Name:
                                       Title:


                                       By:______________________________
                                       Name:
                                       Title:



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                                       MORGAN STANLEY BANK, as a Lender


                                       By:______________________________
                                       Name:
                                       Title: